UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 13, 2014

YABOO, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-164999	26-3606113
(State of other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

500 Lake Cook Road, Suite 350
Deerfield, IL		60015
(Address of principal executive offices)		(Zip Code)

1 (224) 388-9331
Registrant’s telephone number, including area code:

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

The Company is planning in the very near future on getting current in its filings with the U.S. Securities and Exchange Commission (the “SEC”) as well as respond to any and all outstanding issues with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 13, 2014	YABOO, INC.

	By:	/s/Jerry Gruenbaum
Jerry Gruenbaum
Secretary